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                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                     -----------------------------

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):
                            February 2, 2000



                          CONNING CORPORATION
         (Exact name of registrant as specified in its charter)

                                Missouri
             (State or other jurisdiction of incorporation)


       0-23183                                  43-1719355
       -------                                  ----------
(Commission File Number)            (I.R.S. Employer Identification No.)



              700 Market Street, St. Louis, Missouri 63101
              --------------------------------------------
          (Address of principal executive offices) (zip code)


                             (314) 444-0498
          (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

     As previously reported by the Conning Corporation (the "Company") in its Current Report on Form 8-K dated January 24, 2000 (filed February 3, 2000) (File No. 0-23183), which is hereby incorporated herein by reference, on January 24, 2000, the Company announced that it had learned of a complaint purporting to be a shareholder class action that was filed in the Supreme Court of the State of New York, naming the Company and Metropolitan Life Insurance Company as co-defendants. The complaint was served on the Company on January 31, 2000.

     On February 2, 2000, the Company was served with a complaint filed by the same law firm and in the same jurisdiction as the complaint announced by the Company on January 24, 2000, as described above. The second complaint was substantively similar to the earlier complaint, except that it names a different plaintiff and does not include another law firm as of counsel.

     On February 10, 2000, the Company announced that a complaint purporting to be a shareholder class action was filed in the Circuit Court of the City of St. Louis, Missouri, naming the Company, several of its current and former directors, and Metropolitan Life Insurance
Company as defendants. A copy of the press release issued by the Company announcing the filing of the complaint is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibit is filed as part of this report on Form 8-K.

          Exhibit 99.1   Press release issued by the Company on
          ------------
February 10, 2000 relating to the complaint filed in the Circuit Court of the City of St. Louis, Missouri.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 22, 2000

                              By:    /s/ Fred M. Schpero
                                 ----------------------------------
                              Name:  Fred M. Schpero
                              Title: Senior Vice President
                                     and Chief Financial Officer